Exhibit 32

                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned executive officers of Frankfort First Bancorp, Inc., (the "small business issuer") hereby certify that this Quarterly Report on Form 10-QSB for the quarter ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the small business issuer.


                               By: /s/ Don Jennings
                                   ------------------------------------------
                                   Name:    Don Jennings
                                   Title:   President and Chief Executive
                                             Officer



                               By: /s/ R. Clay Hulette
                                   ------------------------------------------
                                   Name:    R. Clay Hulette
                                   Title:   Vice President and Chief Financial
                                             Officer

Date: February 17, 2004